U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): April 22, 2009

                                   GAMEZNFLIX, INC.
                   (Exact Name of Company as Specified in Its Charter)

         Nevada                            0-29113             90-0224051
(State or Other Jurisdiction      (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                     Identification No.)

        1535 Blackjack Road, Franklin, Kentucky                   42134
       (Address of Principal Executive Offices)                 (Zip Code)

         Company's telephone number, including area code:  (270) 598-0395


            Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On April 22, 2009, the Company issued 500,000 restricted shares of common stock to the Company's chief executive office, John Fleming. This stock was valued at $5,000 ($0.01 per share) and was issued upon approval of the Company's board of directors for services rendered to the Company). As of that date, the total issued and outstanding common stock of the Company was 688,880.

     This issuance was undertaken under Rule 506 of Regulation D under the Securities Act of 1933. That is, the transactions did not involve a public offering and the investor represented that he/she/it was a "sophisticated" investor as defined in Rule 502 of Regulation D.


                                 SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GameZnFlix, Inc.



Dated: April 23, 2009                  By: /s/ John Fleming
                                       John Fleming, CEO